$ millions

MMLP 1Q 2017 ADJUSTED EBITDA COMPARISON TO GUIDANCE

	Natural Gas Services	Terminalling & Storage	Sulfur Services	Marine Transportatio n	SG&A	Interest Expense	YTD 1Q17 Actual
Net income (loss)	$18.1	$(0.9)	$11.5	$0.4	$(4.6)	$(10.9)	**$13.6**
Interest Expense Add-back	--	--	--	--	--	$10.9	**$10.9**
Depreciation & amortization	$6.1	$15.5	$2.0	$1.7	--	--	**$25.3**
(Gain) loss on sale of property, plant & equipment	--	--	--	$0.1	--	--	**$0.1**
Unrealized mark-to-market on commodity derivatives	$(3.8)	--	--	--	--	--	**$(3.8)**
Distributions from unconsolidated entities	$1.2	--	--	--	--	--	**$1.2**
Equity in earnings of unconsolidated entities	$(0.9)	--	--	--	--	--	**$(0.9)**
Unit-based compensation	--	--	--	--	$0.2	--	**$0.2**
Income tax expense	--	--	--	--	$0.2	--	**$0.2**
Adjusted EBITDA	**$20.7**	**$14.6**	**$13.5**	**$2.2**	**$(4.2)**	**$0.0**	**$46.8**

Natural Gas Services	2017E Guidance	YTD 1Q Guidance	YTD 1Q17 Actual
Cardinal	$36.3	$9.0	$9.7
Butane	$26.1	$9.6	$9.0
WTLPG	$8.8	$1.8	$1.2
NGLs	$2.5	$0.5	$0.4
Propane	$3.2	$1.8	$0.4
Total NGS	**$76.9**	**$22.7**	**$20.7**

Sulfur Services	2017E Guidance	YTD 1Q Guidance	YTD 1Q17 Actual
Fertilizer	$15.8	$6.9	$9.7
Molten Sulfur	$6.6	$1.6	$1.9
Sulfur Prilling	$7.4	$1.9	$1.9
Total Sulfur Services	**$29.8**	**$10.4**	**$13.5**

Terminalling & Storage	2017E Guidance	YTD 1Q Guidance	YTD 1Q17 Actual
Shore-Based Terminals	$15.7	$3.7	$4.3
Martin Lubricants	$9.4	$2.3	$2.8
Smackover Refinery	$20.7	$5.2	$5.4
Specialty Terminals	$13.3	$2.6	$2.1
Total T&S	**$59.1**	**$13.8**	**$14.6**

Marine Transportation	2017E Guidance	YTD 1Q Guidance	YTD 1Q17 Actual
Inland	$9.6	$2.3	$2.5
Offshore	$2.4	$0.5	$0.8
Marine USG&A	$(4.8)	$(1.2)	$(1.1)
Total Marine	**$7.2**	**$1.6**	**$2.2**
Unallocated SG&A	$(15.6)	$(3.9)	$(4.2)
Total Adjusted EBITDA	**$157.4**	**$44.6**	**$46.8**

Exhibit 99.2

$ millions

MMLP FULL YEAR 2017E ADJUSTED EBITDA GUIDANCE

	Natural Gas Services	Terminalling & Storage[(1)]	Sulfur Services	Marine Transportation	SG&A	Interest Expense	2017E
Net income (loss)	$47.5	$9.8	$21.5	$(1.2)	$(17.1)	$(45.6)	$14.9
Interest expense add back	--	--	--	--	--	$45.6	$45.6
Depreciation and amortization	$28.0	$49.3	$8.3	$8.4	--	--	$94.0
Distributions from unconsolidated entities	$8.8	--	--	--	--	--	$8.8
Equity in earnings of unconsolidated entities	$(7.4)	--	--	--	--	--	$(7.4)
Unit-based compensation	--	--	--	--	$0.9	--	$0.9
Income tax expense	--	--	--	--	$0.6	--	$0.6
Adjusted EBITDA	$76.9	$59.1	$29.8	$7.2	$(15.6)	$0.0	$157.4

Natural Gas Services	1Q17E	2Q17E	3Q17E	4Q17E	2017E
Cardinal	$9.0	$9.2	$8.7	$9.4	$36.3
Butane	$9.6	$0.5	$0.7	$15.3	$26.1
WTLPG	$1.8	$1.5	$2.6	$2.9	$8.8
NGLs	$0.5	$0.6	$0.6	$0.8	$2.5
Propane	$1.8	$0.0	$0.1	$1.3	$3.2
Total NGS	**$22.7**	**$11.8**	**$12.7**	**$29.7**	**$76.9**

Sulfur Services	1Q17E	2Q17E	3Q17E	4Q17E	2017E
Fertilizer	$6.9	$6.9	$0.4	$1.6	$15.8
Molten Sulfur	$1.6	$1.6	$1.7	$1.7	$6.6
Sulfur Prilling	$1.9	$1.8	$1.9	$1.8	$7.4
Total Sulfur Services	**$10.4**	**$10.3**	**$4.0**	**$5.1**	**$29.8**

[(1)] These figures include the incremental adjusted EBITDA associated with the Partnership's February 22, 2017 acquisition of certain asphalt terminalling assets located in Hondo, Texas.

Terminalling & Storage [(1)]	1Q17E	2Q17E	3Q17E[(1)]	4Q17E[(1)]	2017E
Shore-Based Terminals	$3.7	$4.0	$4.0	$4.0	$15.7
Martin Lubricants	$2.3	$2.5	$2.5	$2.1	$9.4
Smackover Refinery	$5.2	$5.3	$5.0	$5.2	$20.7
Specialty Terminals	$2.6	$2.5	$4.1	$4.1	$13.3
Total T&S	**$13.8**	**$14.3**	**$15.6**	**$15.4**	**$59.1**

Marine Transportation	1Q17E	2Q17E	3Q17E	4Q17E	2017E
Inland	$2.3	$2.4	$2.4	$2.5	$9.6
Offshore	$0.5	$0.6	$0.7	$0.6	$2.4
Marine USG&A	$(1.2)	$(1.2)	$(1.2)	$(1.2)	$(4.8)
Total Marine	**$1.6**	**$1.8**	**$1.9**	**$1.9**	**$7.2**
Unallocated SG&A	$(3.9)	$(3.9)	$(3.9)	$(3.9)	$(15.6)
Total Adjusted EBITDA	**$44.6**	**$34.3**	**$30.3**	**$48.2**	**$157.4**

$ millions

MMLP 2Q 2017E ADJUSTED EBITDA GUIDANCE

	Natural Gas Services	Terminalling & Storage	Sulfur Services	Marine Transportation	SG&A	Interest Expense	2Q2017E
Net income (loss)	$4.6	$2.9	$8.3	$(0.2)	$(4.3)	$(11.0)	$0.3
Interest expense add back	--	--	--	--	--	$11.0	$11.0
Depreciation and amortization	$7.0	$11.4	$2.0	$2.0	--	--	$22.4
Distributions from unconsolidated entities	$1.5	--	--	--	--	--	$1.5
Equity in earnings of unconsolidated entities	$(1.3)	--	--	--	--	--	$(1.3)
Unit-based compensation	--	--	--	--	$0.2	--	$0.2
Income tax expense	--	--	--	--	$0.2	--	$0.2
Adjusted EBITDA	$11.8	$14.3	$10.3	$1.8	$(3.9)	$0.0	$34.3

MMLP 3Q 2017E ADJUSTED EBITDA GUIDANCE

	Natural Gas Services	Terminalling & Storage[1]	Sulfur Services	Marine Transportation	SG&A	Interest Expense	3Q2017E
Net income (loss)	$5.4	$4.1	$1.8	$(0.1)	$(4.3)	$(11.7)	$(4.8)
Interest expense add back	--	--	--	--	--	$11.7	$11.7
Depreciation and amortization	$7.1	$11.5	$2.2	$2.0	--	--	$22.8
Distributions from unconsolidated entities	$2.6	--	--	--	--	--	$2.6
Equity in earnings of unconsolidated entities	$(2.4)	--	--	--	--	--	$(2.4)
Unit-based compensation	--	--	--	--	$0.2	--	$0.2
Income tax expense	--	--	--	--	$0.2	--	$0.2
Adjusted EBITDA	$12.7	$15.6	$4.0	$1.9	$(3.9)	$0.0	$30.3

MMLP 4Q 2017E ADJUSTED EBITDA GUIDANCE

	Natural Gas Services	Terminalling & Storage[1]	Sulfur Services	Marine Transportation	SG&A	Interest Expense	4Q2017E
Net income (loss)	$22.1	$5.2	$3.0	$(0.2)	$(4.3)	$(11.8)	$14.0
Interest expense add back	--	--	--	--	--	$11.8	$11.8
Depreciation and amortization	$7.1	$10.2	$2.1	$2.1	--	--	$21.5
Distributions from unconsolidated entities	$2.9	--	--	--	--	--	$2.9
Equity in earnings of unconsolidated entities	$(2.4)	--	--	--	--	--	$(2.4)
Unit-based compensation	--	--	--	--	$0.2	--	$0.2
Income tax expense	--	--	--	--	$0.2	--	$0.2
Adjusted EBITDA	$29.7	$15.4	$5.1	$1.9	$(3.9)	$0.0	$48.2

[1] These figures include the incremental adjusted EBITDA associated with the Partnership's February 22, 2017 acquisition of certain asphalt terminalling assets located in Hondo, Texas.

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), and (2) adjusted EBITDA. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses. EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders. EBITDA and adjusted EBITDA should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities. USE OF NON-GAAP FINANCIAL INFORMATION